SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: December 2, 2003
(Date of earliest event reported)

MACK-CALI REALTY CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

1-13274 (Commission File No.)	22-3305147 (I.R.S. Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey 07016
(Address of Principal Executive Offices) (Zip Code)

(908) 272-8000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

        On December 2, 2003, the Board of Directors of Mack-Cali Realty Corporation (the “Company”) approved and adopted the following charters and codes effective as of January 1, 2004:

— Mack-Cali Realty Corporation Executive Compensation and Option Committee Charter;

— Mack-Cali Realty Corporation Nominating and Corporate Governance Committee Charter;

— Mack-Cali Realty Corporation Code of Business Conduct and Ethics; and

— Mack-Cali Realty Corporation Corporate Governance Principles.

        In addition to the foregoing, on March 4, 2003 the Board of Directors of the Company approved and adopted the Mack-Cali Realty Corporation Amended and Restated Audit Committee Charter, which was previously filed as Annex A to the Company’s proxy statement for its Annual Meeting of Stockholders held on May 13, 2003.

        In connection with the foregoing, the Company hereby files the following documents:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1*	Mack-Cali Realty Corporation Executive Compensation and Option
Committee Charter.

99.2*	Mack-Cali Realty Corporation Nominating and Corporate Governance
Committee Charter.

99.3*	Mack-Cali Realty Corporation Code of Business Conduct and Ethics.

99.4*	Mack-Cali Realty Corporation Corporate Governance Principles.

99.5	Mack-Cali Realty Corporation Amended and Restated Audit Committee
Charter (filed as Annex A to the Company's proxy statement for its
Annual Meeting of Stockholders held on May 13, 2003 and incorporated herein by reference).

* filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2004	MACK-CALI REALTY CORPORATION By: /s/ Roger W. Thomas —————————————— Roger W. Thomas Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

(c) Exhibits

Exhibit No.	Description
99.1*	Mack-Cali Realty Corporation Executive Compensation and Option
Committee Charter.

99.2*	Mack-Cali Realty Corporation Nominating and Corporate Governance
Committee Charter.

99.3*	Mack-Cali Realty Corporation Code of Business Conduct and Ethics.

99.4*	Mack-Cali Realty Corporation Corporate Governance Principles.

99.5	Mack-Cali Realty Corporation Amended and Restated Audit Committee
Charter (filed as Annex A to the Company's proxy statement for its
Annual Meeting of Stockholders held on May 13, 2003 and incorporated herein by reference).

* filed herewith.